As filed with the Securities and Exchange Commission on May 16, 2014

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	6035	42-1547151
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

239 Washington Street

Jersey City, New Jersey 07302

(732) 590-9200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of

Registrant’s Principal Executive Offices)

Christopher Martin

President, Chief Executive Officer and Chairman of the Board

239 Washington Street

Jersey City, New Jersey 07302

(732) 590-9200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of

Agent for Service)

Copies to:

John J. Gorman, Esq. Marc Levy, Esq. Luse Gorman Pomerenk & Schick, P.C. 5335 Wisconsin Avenue, N.W., Suite 780 Washington, D.C. 20015 Phone: (202) 274-2000	Robert A. Schwartz, Esq. Gregory T. Kraus, Esq. Windels Marx Lane & Mittendorf, LLP 120 Albany Street Plaza, 6th Floor New Brunswick, NJ 08901 Phone: (732) 846-7600

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

☒    Registration No. 333-194101

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer    ☒            Accelerated filer    ☐             Non-accelerated filer    ☐            Smaller reporting company     ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)                         ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)                ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per share	Proposed maximum aggregate offering price	Amount of registration fee
Common Stock, $0.01 par value per share	479,220 shares (1)	$(2)	$5,948,092(2)	$766(3)

(1)	Represents the additional number of shares of Provident Financial Services, Inc. common stock estimated to be issuable upon the completion of the merger to which this Registration Statement relates.
(2)	The proposed maximum aggregate offering price of the additional Provident Financial Services, Inc. common stock being registered was calculated pursuant to Rule 457(f) as follows:, the book value of the common stock of Team Capital Bank to be exchanged or cancelled in the merger, computed in accordance with Rule 457(c) multiplied by the number of shares of common stock of Team Capital Bank that may be received by the Registrant and/or cancelled upon consummation of the merger.
(3)	A registration fee of $6,303 was previously paid in connection with the filing of the registrant’s Form S-4 for the registration of 4,620,780 shares of common stock. An additional registration fee of $766 is being paid for the registration for an additional 479,220 shares of common stock.

This Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act.

EXPLANATORY NOTE

Pursuant to its Registration Statement on Form S-4 (File No. 333-194101), declared effective as of April 11, 2014, Provident Financial Services, Inc. (the “Registrant”) registered 4,620,780 shares of common stock (“Common Stock”) and paid a fee of $6,303. The Registrant is filing this Registration Statement on Form S-4 pursuant to General Instruction K to Form S-4 and Rule 462(b) of the Securities Act of 1933, as amended, solely to register 479,220 additional shares of Common Stock for issuance in connection with the consummation of the merger as contemplated by the Agreement and Plan of Merger entered into on December 19, 2013 among the Registrant, The Provident Bank and Team Capital Bank. In connection with the registration of additional shares of Common Stock, the Registrant is paying an additional registration fee of $766.

STATEMENT OF INCORPORATION BY REFERENCE

The contents of the prior Registration Statement on Form S-4 (File No. 333-194101) are hereby incorporated by reference into this Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

The exhibits and financial statements filed as part of this Registration Statement are as follows:

Exhibits

2.1	Agreement and Plan of Merger by and among Provident Financial Services, Inc., The Provident Bank and Team Capital Bank. (Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2013/File No. 001-31566.)

3.1	Certificate of Incorporation of Provident Financial Services, Inc. (Filed as an exhibit to the Company’s Registration Statement on Form S-1, and any amendments thereto, with the Securities and Exchange Commission/Registration No. 333-98241.)

3.2	Amended and Restated Bylaws of Provident Financial Services, Inc. (Filed as an exhibit to the Company’s December 31, 2011 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012/File No. 001-31566.)

4.1	Form of Common Stock Certificate of Provident Financial Services, Inc. (Filed as an exhibit to the Company’s Registration Statement on Form S-1, and any amendments thereto, with the Securities and Exchange Commission/Registration No. 333-98241.)

5.1	Opinion of Luse Gorman Pomerenk & Schick, a Professional Corporation as to the legality of the securities being issued

8.1	Form of Opinion of Luse Gorman Pomerenk & Schick as to tax matters

10.1	Employment Agreement by and between Provident Financial Services, Inc and Christopher Martin dated September 23, 2009. (Filed as an exhibit to the Company’s September 30, 2009 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009/File No. 001-31566.)

10.2	Form of Amended and Restated Two-Year Change in Control Agreement between Provident Financial Services, Inc. and certain executive officers. (Filed as an exhibit to the Company’s December 31, 2009 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 1, 2010/File No. 001-31566.)

10.3	Amended and Restated Employee Savings Incentive Plan, as amended. (Filed as an exhibit to the Company’s June 30, 2004 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission/File No. 001-31566.)

10.4	Employee Stock Ownership Plan (Filed as an exhibit to the Company’s Registration Statement on Form S-1, and any amendments thereto, with the Securities and Exchange Commission/Registration No. 333-98241) and Amendment No. 1 to the Employee Stock Ownership Plan (Filed as an exhibit to the Company’s June 30, 2004 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission/File No. 001-31566).

10.5	Supplemental Executive Retirement Plan of The Provident Bank. (Filed as an exhibit to the Company’s December 31, 2008 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009/File No. 001-31566.)

10.6	Amended and Restated Supplemental Executive Savings Plan. (Filed as an exhibit to the Company’s December 31, 2008 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009/File No. 001-31566.)

10.7	Retirement Plan for the Board of Managers of The Provident Bank. (Filed as an exhibit to the Company’s December 31, 2008 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009 /File No. 001-31566.)

10.8	The Provident Bank Amended and Restated Voluntary Bonus Deferral Plan. (Filed as an exhibit to the Company’s December 31, 2008 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009/File No. 001-31566.)

10.9	Provident Financial Services, Inc. Board of Directors Voluntary Fee Deferral Plan. (Filed as an exhibit to the Company’s December 31, 2008 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009/File No. 001-31566.)

10.10	First Savings Bank Directors’ Deferred Fee Plan, as amended. (Filed as an exhibit to the Company’s September 30, 2004 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission/File No. 001-31566.)

10.11	The Provident Bank Non-Qualified Supplemental Defined Contribution Plan. (Filed as an exhibit to the Company’s May 27, 2010 Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2010/File No. 001-31566.)

10.12	Provident Financial Services, Inc. 2003 Stock Option Plan. (Filed as an exhibit to the Company’s Proxy Statement for the 2003 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 4, 2003/File No. 001-31566.)

10.13	Provident Financial Services, Inc. 2003 Stock Award Plan. (Filed as an exhibit to the Company’s Proxy Statement for the 2003 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 4, 2003/File No. 001-31566.)

10.14	Provident Financial Services, Inc. 2008 Long-Term Equity Incentive Plan. (Filed as an exhibit to the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 14, 2008/File No. 001-31566), as amended and restated. (Filed as an exhibit to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2014/File No. 001-31566.)

10.15	Consulting Services Agreement by and between The Provident Bank and Paul M. Pantozzi made as of September 23, 2009. (Filed as an exhibit to the Company’s September 30, 2009 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009/File No. 001-31566.)

10.16	Change in Control Agreement by and between Provident Financial Services, Inc. and Christopher Martin dated September 23, 2009. (Filed as an exhibit to the Company’s September 30, 2009 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009/File No. 001-31566.)

10.17	Written Description of Provident Financial Services, Inc.’s 2011 Cash Incentive Plan. (Filed as an exhibit to the Company’s Form 10-K/A filed with the Securities and Exchange Commission on December 27, 2011/File No. 001-31566.) (Filed as an exhibit to the Company’s March 31, 2014 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2014/File No. 001-31566.)

10.18	Written Description of Provident Financial Services, Inc.’s 2012 Cash Incentive Plan. (Filed as an exhibit to the Company’s December 31, 2011 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012/File No. 001-31566.)

10.19	Omnibus Incentive Compensation Plan. (Filed as an exhibit to the Company’s December 31, 2011 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012/File No. 001-31566.)

10.20	Written Description of Provident Financial Services, Inc.’s 2013 Cash Incentive Plan. (Filed as an exhibit to the Company’s December 31, 2012 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 1, 2013/File No. 001-31566.)

10.21	Form of Three-Year Change in Control Agreement between Provident Financial Services, Inc. and each of Messrs. Blum, Kuntz, Lyons and Raimonde dated as of February 21, 2013. (Filed as an exhibit to the Company’s December 31, 2012 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 1, 2013/File No. 001-31566.)

10.22	Written description of Provident Financial Services, Inc.’s 2014 Cash Incentive Plan. (Filed as an exhibit to the Company’s March 31, 2014 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2014/File No. 001-31566.)

21	Subsidiaries of Provident Financial Services, Inc. (Filed as an exhibit to the Company’s December 31, 2012 Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission on March 1, 2013/File No. 001-31566)

23.1	Consent of KPMG, LLP

23.2	Consent of ParenteBeard LLC

23.3	Consent of Keefe Bruyette & Woods, Inc.

23.4	Consent of Griffin Financial Group, LLC

23.5	Consent of Luse Gorman Pomerenk & Schick, a Professional Corporation (set forth in Exhibits 5.1 and 8.1)

24	Power of attorney (set forth on the signature pages to this Registration Statement)

99.1	Consent of Proposed Director*

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, State of New Jersey, on May 16, 2014.

PROVIDENT FINANCIAL SERVICES, INC.

By:	/s/ Christopher Martin
Christopher Martin
President, Chief Executive Officer and Chairman of the Board (Duly Authorized Representative)

POWER OF ATTORNEY

We, the undersigned directors and officers of Provident Financial Services, Inc. (the “Company”) severally constitute and appoint Christopher Martin with full power of substitution, our true and lawful attorney and agent, to do any and all things and acts in our names in the capacity indicated below which said Christopher Martin may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-4 relating to the offering of the Company common stock, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we ratify and confirm all that said Christopher Martin shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/S/ CHRISTOPHER MARTIN Christopher Martin	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	May 16, 2014

/S/ THOMAS M. LYONS Thomas M. Lyons	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	May 16, 2014

/S/ FRANK S. MUZIO Frank S. Muzio	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	May 16, 2014

/S/ THOMAS BERRY Thomas Berry	Director	May 16, 2014

/S/ LAURA L. BROOKS Laura L. Brooks	Director	May 16, 2014

/S/ GEOFFREY M. CONNOR Geoffrey M. Connor	Director	May 16, 2014

/S/ FRANK L. FEKETE Frank L. Fekete	Director	May 16, 2014

/S/ TERENCE GALLAGHER Terence Gallagher	Director	May 16, 2014

/S/ MATTHEW K. HARDING Matthew K. Harding	Director	May 16, 2014

/S/ CARLOS HERNANDEZ Carlos Hernandez	Director	May 16, 2014

/S/ THOMAS B. HOGAN JR. Thomas B. Hogan Jr.	Director	May 16, 2014

/S/ EDWARD O’DONNELL Edward O’Donnell	Director	May 16, 2014

/S/ JEFFRIES SHEIN Jeffries Shein	Director	May 16, 2014